

# AgFeed Industries, Inc.

**NASDAQ Global Market: FEED**
**NYSE Alternext: ALHOG**

**www.agfeedinc.com**

**Rodman and Renshaw**
**Annual Global Investment Conference**
**London May 2010**

# Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

AGFEED INDUSTRIES, INC

# Company Overview

# Market Dynamics
# AgFeed Core Markets

Hog production and Animal Nutrition will witness significant consolidation due to the convergence of government policies and natural market forces.

The dual imperatives of government regulation to assure food safety and the security of the food chain together with heightened consumer demand for high quality and reliably safe food will act to drive consolidation and market growth for those producers that are positioned to comply with the evolving regulatory and consumer market.

Investment opportunities will expand as the mode of operation in both animal husbandry and animal feed production evolve from traditional modes to modern, industrial scale and highly professional enterprises.

This will lead to a much smaller number of larger integrated market participants. Scale will become increasingly important.

# Market Dynamics
# AgFeed Core Markets

The growing urbanization of China will also act to further consolidate markets and will require industrial scale market participants in order to efficiently and effectively serve a much more concentrated distribution system of supermarkets.

Pork remains not only a staple of the Chinese diet but also the primary source of protein. We have strategically positioned our business, operationally and financially to take advantage of these market dynamics and to become a leading integrated hog producer.

AGFEED INDUSTRIES, INC

# China Meat Market

**Fresh meat sales accounted for 90.3% of total meat sales in China with fresh pork alone represents 56.3%**

**Table 1.8 TOTAL CURRENT US$ VALUE RETAIL MARKET FOR TOTAL FRESH & PROCESSED MEAT & MEAT PRODUCTS IN CHINA, 2002-2008**

| | Current prices (US$ bn) | % annual growth |
|---|---|---|
| 2002 | 24.49 | 18.83 |
| 2003 | 25.15 | 2.68 |
| 2004 | 28.49 | 13.29 |
| 2005 | 33.25 | 16.70 |
| 2006 | 38.82 | 16.76 |
| 2007 | 48.23 | 24.24 |
| 2008 | 61.03 | 26.53 |
| % '02-'08/CAGR | 149.16 | 13.93 |

Source: "Fresh & Processed Meat in China: In China 2009: A Market Analysis" ©Access Asia Limited, 2008 (reprinted with permission of Access Asia Limited)

# China Meat Market

Improved farming techniques and management are leading to larger scale operations which increasingly rely on modern practices. Automation in production, packaging and transportation will be essential. This will ultimately lead to significant meat supply companies. Although still in its earliest stages, this trend will develop as growers become actively involved in supplying the fast growing supermarket and hypermarket chains rapidly expanding outside China's largest cities

Source: "Fresh & Processed Meat in China: In China 2009: A Market Analysis" ©Access Asia Limited, 2008
(reprinted with permission of Access Asia Limited)

# Company Overview

- **AgFeed Industries, Inc. is a, NASDAQ listed company operating in China; ticker symbol FEED. It is also listed in Europe, NYSE Alternext: ALHOG**

- **AgFeed is focused on becoming a fully integrated market leader and already has a leadership position in two of the three core business areas:**
  - Animal Nutrition, including additive premix, concentrates and complete feeds
    - The Chinese feed industry is a $58.0B of which pig feed is $20.5B
  - Hog Production
    - 625 million head slaughtered in China (2009) versus ~100 million in US
- **AgFeed operations are currently comprised of the following:**
  - 31 farms, 2 of which are breeding farms
  - 1,870 employees
  - 5 feed manufacturing plants

| *US$'s in millions* | **Year End 2005** | **Year End 2006** | **Year End 2007** | **Year End 2008** | **12 month 2009** |
|---|---|---|---|---|---|
| *Animal Nutrition Revenue* | $7.6 | $8.6 | $36.2 | $51.7 | $63.6 |
| *Hog Production Revenue** | $0.0 | $0.0 | $0.0 | $91.9 | $109.5 |
| ***Total Revenue*** | **$7.6** | **$8.6** | **$36.2** | **$143.6** | **$173.2** |

AgFeed entered hog production business in November 2007

# Business Segment Overview

**Animal Nutrition**

- Founded in 1995 by animal nutrition experts. The animal nutrition business produces additive premix, concentrates and complete feeds
- AgFeed has exclusive distribution arrangements with approximately 1,300 (+280) independently owned retail stores and serves over 780 (+120) commercial farms.

**Hogs**

- Currently 31 farms with 25,000 sows and capacity of 30,000 sows. Market hog capacity of 600,000.
- Construction of two production pods with a total of 35,000 sows and market hog capacity in excess of 750,000 head.

**Harvest**

- AgFeed is moving forward in completing the development of a fully integrated production system controlling all aspects of production and processing in a safe, verifiable and auditable system
- AgFeed's processing business will initially be scaled to harvest 2,000,000 hogs per year, AgFeed's 2015 targeted controlled production.

AGFEED INDUSTRIES, INC

# Animal Nutrition: Distribution Network

- Retail and Local Distribution
- Retail distribution through more than 1,300 exclusive, independently-owned retail stores
- More than 780 large commercial direct hog farms
- AgFeed's 5 manufacturing facilities which are strategically located in Nanchang, Nanning, Hainan, Shandong and Shanghai
- AgFeed enjoys a large distribution footprint in China's animal nutrition market
- Significant growth opportunities still remain as a result of consolidation
- Strong brand loyalty and recognition


Shandong Company
Shanghai Company
Nanchang Company
Guangxi Company
Hainan Company

AGFEED INDUSTRIES, INC

# Hog Production (current system): Key Geographical Areas

AgFeed's market area is comprised of:

530,000,000 people, 38% of China's population

315,000,000 hogs 48% of China's hogs


Harbin
Changchun
Shenyang
Urumqi
Hohhot
Beijing
Tianjin
Yinchuan
Taiyuan
Shijiazhuang
Xining
Lanzhou
Jinan
Zhengzhou
Xian
Hefei
Nanjing
Shanghai
Lhasa
Chengdu
Chongqing
Wuhan
Hangzhou
Nanchang
Changsha
Fuzhou
Taipei
Guiyang
Kunming
Nanning
Guangzhou
Hongkong
Macao
Haikou
AgFeed Feedmills
AgFeed Meat Hog Farms
Wuning - AgFeed Nucleus Farm
Lushan - AgFeed Breeder Farm
Dahua/Xinyu –
AgFeed Western-style Hog Farm under construction

- **Competitive Advantage - AgFeed's commercial farms**
  - Geographically located in key regional markets near urban centers and secondary cities
  - Modern design being implemented replacing typical Chinese systems
  - Modern genetic programs utilizing Quantitative and Genomic selection technology
  - Broad oversight by experienced veterinarian organization
  - Bio security in place and being upgraded
  - Ability to finance additional growth

AgFeed hog farm locations and production plants. As of Dec 31, 2009, AgFeed had a total of 31 hog farms and 5 feed manufacturing sites

# The China Effect

# The China Effect

- The Chinese Government invests heavily in trade protection policies which encourage domestic production
- Due to the importance of China's domestic pork market, the government is developing a hog futures exchange for hedging purposes
- Government sponsorship of the pork industry includes subsidies, insurance, vaccines, caps on feed costs, tax abatement and land use
- Pork production in China is a key political, social and security issue and promotes the advancement of science, technology and health standards
- The "Food Safety Law" went into effect June 2009 providing a legal basis for the government to strengthen food safety
- Economic growth in China is driving the consolidation and commercialization of pork production using the Western model

AGFEED INDUSTRIES, INC

# The China Effect

- Meat demand and production strains continue to increase as China's 250 million middle class grows due to rapid urbanization. 20 new cities planned with a 100 million people projected to move to urban centers by 2020
- Pork consumption accounts for 63% of the meat consumed in China and is expected to grow at rate of 22.3% from 2009 through 2013
- Projected pork demand by 2015 will approach 68 million metric tons up 45% from 46 million metric tons in 2009
- Foreign investors such as Hormel, DSM, Tyson, Deutsche Bank, Goldman Sachs and Smithfield Foods (COFCO investment) are major investors
- Economic nationalism and official policy demands that China not rely on imports and to grow and manufacture within to insure independence on key crops and feed. Corn and Soy are two key crops and heavily protected.
- Government policies are forcing bio security compliance, genetic improvement, animal feed standards and detailed disease reporting
- Government intervention through the PRC's Ministry of Commerce in the hog market through the Hog Reserve operations is standard

AGFEED INDUSTRIES, INC

# Strategic Business Review
# 2009 - 2010 Plan

# Strategic Plan 2009 Results

**AgFeed's 5 Phase program was Executed in 2009**

Phase 1: Established a strong financial foundation

Phase 2: Improved existing farms

Phase 3: Implemented the Genetics Program

Phase 4: Expansion through the development of a Western Model of Production

Phase 5: Branding and Marketing of "AgFeed" products and programs

AGFEED INDUSTRIES, INC

# Improvement - Production Systems

Improve existing farms through newly implemented management processes and systems:

- Added over 2,000 sows in 2009 bringing our sow base up to approximately 25,000+ sows after culling.
- Upon completion of the Western Model farms we anticipate adding another 35,000 sows.
- By 2012 we will have 60,000 sows capable of producing in excess of 1.3m hogs a year.
- JV with Hypor – Hypor is one of the world's largest suppliers of high quality swine genetics with a reputation for innovation and leadership. AgFeed has developed a joint venture with Hypor (Hypor AgFeed Breeding Company) to distribute world class breeding stock to both the current 31 farms and the new Western style farms being built by our joint venture with M2P2.
- JV with M2P2– M2P2 is a leading hog production company in the US. M2P2 merges expertise in all phases of hog production, from birth. Today, M2P2 operates in six states throughout the U.S. and is a leading innovator in the pork production industry. AgFeed's joint venture with M2P2 (AgFeed International Protein Technology Inc.) is developing Western style commercial farms.

AGFEED INDUSTRIES, INC

# Expansion Through The Development Of A Western Model Of Production

- AgFeed's Philosophy For Growth "AgFeed, Government, Farmer"
  - Agfeed's Western Production Systems
  - Government sponsorship (local & regional)
  - Local farmer partnerships
- Government and Grower (Farmer) finishing (40lbs to market weight) strategy:
  - Increase the farmers' productivity
  - Local government and banks provide financing to farmer
  - Provides employment and income for local farmers
  - Success creates valuable business relationships with local government
  - Improves bio security, the quality of the environment and produces economic activity
  - Meets the government's objective of supporting the farmer and the promotion of food safety

# Expansion Through The Development Of A Western Model Of Production

- AgFeed will vertically integrate and control the production, harvesting and processing of superior quality market hogs in our system that exceeds China's food safety standards.
- Hog Feed manufactured and delivered to our production farms in a method designed to maximize our bio-secure processes utilizing AgFeed's bulk handling system. A first in China.
- Hog production farms utilizing science based genetics and western management techniques.
    - Acquired (2007/8) farms consisting of 31 farms with capacity of 30,000 sows with an internally multiplied genetics pool. (production capacity of 500,000 – 600,000 p.a.)
    - Development underway of 7 modern western style production systems in Dahua, Guangxi province and Xinyu, Jiangxi province. Sow capacity upon completion will be 35,000 sows. (production capacity of 750,000-850,000 p.a.)
    - We plan to add 5-6 modern western style production systems during 2013-14
- Harvesting and processing sites are being surveyed in both Dahua and Xinyu. These sites, when completed, will process our 2015 annual production capacity of 2,000,000 hogs.

AGFEED INDUSTRIES, INC

# Ground Breaking Da Hua


艾格菲国际集团大化畜牧有限公司奠基仪式
AGFEED

AGFEED INDUSTRIES, INC

# Ground Breaking Da Hua



# Construction Da Hua



# Construction Da Hua



# Construction Da Hua



# Construction Da Hua



# Strategic Initiative - Animal Nutrition Business

- There is a growing demand in China's larger, more sophisticated live animal production systems to utilize complete feeds. We have demand from over half of our commercial accounts for delivery of complete feeds.
- The Food Safety Laws passed in 2009 are accelerating the consolidation of the feed industry. In 2007 there were 15,000 feed mills in China with average production capacity of 10,000 tons p.a. today there are less than 11,000. We expect this trend to continue and accelerate.
- Total feed sales were 117,000 metric tons in 2009 versus 74,500 metric tons in 2008
- In 2008 we sold 17,000 metric tons of complete feeds. In 2009 61,000 metric tons. In the 1st quarter of 2010 we sold 26,600 metric tons.
- Hog feed in China is a 50 million metric ton market.

# Strategic Initiative – NYSE Alternext Listing

In March of this year AgFeed listed its stock on the NYSE Alternext.

- This is part of our ongoing and continuing effort to expand and diversify our shareholder base.

- We believe that European investors have a strong understanding, appreciation and interest in agri-businesses in developing countries such as China.

- Our European listing and shareholder base will provide access to additional and diversified sources of debt and equity capital.

# Financial Metrics

We do not give guidance but on a quarterly basis we may from time to time indicate what we believe to be market conditions and general performance.

- We expect hog prices to range from RMB11.00/kg to RMB13.00 in this time frame.
- Forecast revenues in 2010 of $215.0mm to $225.0mm.
- Forecast revenues in 2011 of $290.0mm to $310.0mm

AGFEED INDUSTRIES, INC

# Commodity Prices (AgFeed Data)


Hog Prices 2009 - 1st QTR 2010
¥15.00
¥14.00
¥13.00
¥12.00
¥11.00
¥10.00
¥9.00
01/02/09
01/16/09
01/30/09
02/13/09
02/27/09
03/13/09
03/27/09
04/10/09
04/24/09
05/08/09
05/22/09
06/05/09
06/19/09
07/03/09
07/17/09
07/31/09
08/14/09
08/28/09
09/11/09
09/25/09
10/09/09
10/23/09
11/06/09
11/20/09
12/04/09
12/18/09
01/01/10
01/15/10
01/29/10
02/12/10
02/26/10
03/12/10
03/26/10
04/09/10
04/23/10

# Commodity Prices (AgFeed Data)


Corn Price 2009 - 1st QTR 2010
¥2,100
¥2,000
¥1,900
¥1,800
¥1,700
¥1,600
¥1,500
01/02/09
01-16-09
02/13/09
02/28/09
03/13/09
03/27/09
04/10/09
04/24/09
05/08/09
05/22/09
06/05/09
06/19/09
07/03/09
07/17/09
07/31/09
08/14/09
08/28/09
09/11/09
09/25/09
10/09/09
10/23/09
11/06/09
11/20/09
12/04/09
12/18/09
01/01/10
01/15/10
01/29/10
02/19/10
03/05/10
03/19/10
04/02/10
04/16/10

China is no longer exporting corn

# Commodity Prices (AgFeed Data)


Soybean Meal 2009 - 1ST QTR 2010
¥4,500
¥4,300
¥4,100
¥3,900
¥3,700
¥3,500
¥3,300
¥3,100
¥2,900
¥2,700
¥2,500
01/02/09
01-16-09
02/13/09
02/28/09
03/13/09
03/27/09
04/10/09
04/24/09
05/08/09
05/22/09
06/05/09
06/19/09
07/03/09
07/17/09
07/31/09
08/14/09
08/28/09
09/11/09
09/25/09
10/09/09
10/23/09
11/06/09
11/20/09
12/04/09
12/18/09
01/01/10
01/15/10
01/29/10
02/19/10
03/05/10
03/19/10
04/02/10
04/16/10

China can produce only 1/3 of its needs. Primary suppliers are US and Argentina

# Pictures

# Lushan (Modern Chinese Style)



# Modern Style AgFeed Western Farm Model

